UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 9, 2016

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 9, 2016, Real Industry, Inc. (“Real Industry” or the “Company”) made available financial information about its indirect wholly owned subsidiary Real Alloy Holding, Inc. (“Real Alloy”). Real Alloy was formed on September 25, 2014 (“Inception”) to be a party to the Purchase and Sale Agreement for the acquisition of the Global Recycling and Specification Alloys (“GRSA”) business from Aleris Corporation. The Purchase and Sale Agreement was executed on October 17, 2014, and the transaction closed on February 27, 2015 (“Acquisition Date”).

To enable analysts and investors to better assess and evaluate its reportable segments, Real Industry is filing the audited financial statements of both Real Alloy as the Successor to GRSA, and of GRSA as the Predecessor to Real Alloy to cover the full year period ended December 31, 2015. As previously reported, Real Industry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 14, 2016, included approximately 10 months of financial performance of Real Alloy (as Successor to GRSA), for the period from February 27, 2015 through December 31, 2015.

The financial statements presented herein for the GRSA business (Predecessor) are as of December 31, 2014, and the period from January 1, 2015 through February 26, 2015, and the years ended December 31, 2014 and 2013. For Real Alloy (Successor), the financial statements presented herein are as of December 31, 2015 and 2014, and for the year ended December 31, 2015 and the period from Inception (September 25, 2014) to December 31, 2014.  Since Real Alloy was formed prior to and had financial activity before the Acquisition Date, both Real Alloy and GRSA have results of operations during the period from the Inception through the Acquisition Date.

The financial statements of Real Alloy Holding, Inc. and Global Recycling and Specification Alloys as audited by Ernst & Young LLP, are filed herewith as Exhibit 99.1 and incorporated herein by reference. In addition, the consent of Ernst & Young LLP to the inclusion by incorporation by reference in the Company’s registration statements on Form S-3 (File No. 333-207311); Form S-8 (File No. 333-134236); and Form S-8 (File No. 333-204742) of its report with respect to these financial statements is filed herewith as Exhibit 23.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1

Consolidated balance sheets of Real Alloy Holding, Inc. as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive loss, cash flows and changes in equity for the year ended December 31, 2015 and the period from September 25, 2014 (Inception) through December 31, 2014 (Successor), and the accompanying combined and consolidated balance sheet of Global Recycling and Specification Alloys (Carve-out of certain operations of Aleris Corporation) as of December 31, 2014, and the related combined and consolidated statements of operations, comprehensive income (loss), cash flows and changes in equity for the period from January 1, 2015 through February 26, 2015, and the years ended December 31, 2014 and 2013 (Predecessor).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.
(Registrant)

Date: August 9, 2016	By:	/s/ Kyle Ross
	Name:	Kyle Ross
	Title:	Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1

Consolidated balance sheets of Real Alloy Holding, Inc. as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive loss, cash flows and changes in equity for the year ended December 31, 2015 and the period from September 25, 2014 (Inception) through December 31, 2014 (Successor), and the accompanying combined and consolidated balance sheet of Global Recycling and Specification Alloys (Carve-out of certain operations of Aleris Corporation) as of December 31, 2014, and the related combined and consolidated statements of operations, comprehensive income (loss), cash flows and changes in equity for the period from January 1, 2015 through February 26, 2015, and the years ended December 31, 2014 and 2013 (Predecessor).